SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): December 14, 2001

UNIVERCELL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-69686	11-3331350
(Commission File Number)	(IRS Employer Identification No.)

1 Randall Avenue, Pikesville, Maryland 21208

(Address of Principal Executive Offices)(Zip Code)

(800) 765-2355

(Registrant’s Telephone Number, Including Area Code)

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This report amends the Current Report on Form 8-K dated December 19, 2001 to add financial statements and report a change in the Company's certifying accountants.

Item 4.

Changes in Registrant's Certifying Accountants

On January 8, 2002, following a change in control, the Company dismissed Malone & Bailey, PLLC as its auditors and appointed Marcum & Kliegman LLP to audit its consolidated financial statements for the nine months ended September 30, 2001. Our Board of Directors approved the change.

The independent auditor's report of Malone & Bailey, PLLC on our financial statements for the year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of the change in auditors, the Company did not, to the knowledge of present management, have any disagreements with Malone & Bailey, PLLC on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Malone & Bailey, PLLC would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

Item 7.

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2001 and

For the Year Ended December 31, 2000

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT

5

FINANCIAL STATEMENTS

  Balance Sheet

6

  Statements of Income

8

  Statement of Changes in Stockholders’ Equity

9

  Statements of Cash Flows

10

NOTES TO FINANCIAL STATEMENTS

12-16

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INDEPENDENT AUDITORS' REPORT

To the Board of Directors of

UniverCell Global Phone Rentals, Inc.

We have audited the accompanying balance sheet of UniverCell Global Phone Rentals, Inc. as of September 30, 2001, and the related statements of income, changes in stockholders’ equity and cash flows for the nine months ended September 30, 2001 and the year ended December 31, 2000.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UniverCell Global Phone Rentals, Inc. as of September 30, 2001, and the results of its operations and its cash flows for the nine months ended September 30, 2001 and the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 20, 2001

/s/ Marcum & Kliegman LLP

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

BALANCE SHEET

September 30, 2001

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$ 44,163
Accounts receivable, less allowance for doubtful accounts of $35,000	439,806
Restricted certificate of deposit	35,000

TOTAL CURRENT ASSETS		$518,969

PROPERTY AND EQUIPMENT, Net		23,896

SECURITY DEPOSIT		11,449

TOTAL ASSETS		$554,314

See  accompanying notes to the financial statements

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

BALANCE SHEET

September 30, 2001

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$159,998
Accrued expenses	61,684
Due to stockholder	1,664

TOTAL CURRENT LIABILITIES		$223,346

STOCKHOLDERS' EQUITY
Common stock, par value $0.001; 50,000,000 shares authorized;
33,000,000 shares issued and outstanding	33,000
Additional paid-in capital	88,500
Retained earnings	209,468

TOTAL STOCKHOLDERS' EQUITY		330,968

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY		$554,314

See  accompanying notes to the financial statements

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

                                                                                                           STATEMENTS OF INCOME

	Nine Months	Year
	Ended	Ended
	September 30, 2001	December 31, 2000

NET SALES	$692,662	$694,618

COST OF SALES	324,076	366,735

GROSS PROFIT	368,586	327,883

OPERATING EXPENSES
Advertising expenses	65,684	60,081
General and administrative expenses	182,837	184,522

TOTAL OPERATING EXPENSES	248,521	244,603

OPERATING INCOME	120,065	83,280

OTHER INCOME
Interest income	3,804	2,319

NET INCOME	$123,869	$ 85,599

NET INCOME PER SHARE
Weighted average shares outstanding	33,000,000	31,140,247

Net income per share, basic and diluted	$0.004	$0.003

See  accompanying notes to the financial statements

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

                                                  STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

			Additional
	Common Stock		Paid-In	Retained
	Shares	Amount	Capital	Earnings	Total

BALANCE – January 1, 2000	27,390,000	$27,390	$ (5,890)	$ --	$ 21,500

Issuance of common stock	5,610,000	5,610	94,390	--	100,000

Net Income	--	--	--	85,599	85,599

BALANCE - December 31, 2000	33,000,000	33,000	88,500	85,599	207,099

Net Income	--	--	--	123,869	123,869

BALANCE - September 30, 2001	33,000,000	$33,000	$88,500	$209,468	$330,968

See  accompanying notes to the financial statements

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

STATEMENTS OF CASH FLOWS

	Nine Months	Year
	Ended	Ended
	September 30, 2001	December 31, 2000
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 123,869	$ 85,599
Adjustments to reconcile net income to net
cash (used in) provided by operating activities:
Bad debt expense	--	35,000
Depreciation	18,327	11,371
Changes in operating assets and liabilities:
Accounts receivable	(238,073)	(225,733)
Deposits and other assets	(10,808)	(641)
Accounts payable and accrued expenses	80,180	136,502

TOTAL ADJUSTMENTS	(150,374)	(43,501)

NET CASH (USED IN) PROVIDED BY
OPERATING ACTIVITIES	(26,505)	42,098

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(5,463)	(32,631)
Purchase of certificate of deposit	--	(35,000)

NET CASH USED IN
INVESTING ACTIVITIES	$ (5,463)	$ (67,631)

See  accompanying notes to the financial statements

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UNIVERCELL GLOBAL PHONE RENTALS, INC.

STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2001	Year Ended December 31, 2000
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder loan	$ --	$ 79,449
Repayments of stockholder loan	(20,000)	(57,785)
Proceeds from the issuance of common stock	--	100,000

NET CASH (USED IN) PROVIDED BY
FINANCING ACTIVITIES	(20,000)	121,664

NET (DECREASE) INCREASE IN CASH AND
CASH EQUIVALENTS	(51,968)	96,131

CASH AND CASH EQUIVALENTS – Beginning	96,131	--

CASH AND CASH EQUIVALENTS – Ending	$ 44,163	$ 96,131

See  accompanying notes to the financial statements

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NOTE 1 - Nature of Operations and Summary of Significant Accounting Policies

Formation, Nature of Business, Basis of Presentation and Reverse Acquisition

UniverCell Global Phone Rentals, Inc. ("UniverCell" or the "Company") was formed in March 1999 under the laws of the State of Illinois.  The Company is the successor entity to Isralink Communications, Inc, (“Isralink”).

On December 31, 1999, the Company issued 27,390,000 shares of its $0.001 Par value common stock to the sole stockholder of Isralink in exchange for Isralink's accounts receivable, cellular telephones, certain liabilities, and assigned a cellular service contract with an Israeli cellular service provider.  This transaction was recorded as a transfer and exchange of entities under common control and accordingly there was no step up in basis of assets acquired or liabilities assumed by the Company.

The net assets assigned to the Company on December 31, 1999 were as follows:

Accounts receivable	$11,000
Cellular equipment	15,500
Accounts payable	(5,000)

Net Assets Assigned	$21,500

The Company is focused on the international travel market and serves business, leisure and student travelers by providing international cellular telephone rentals. The Company provides these services to people traveling from the United States of America to any destination outside of the United States of America.

Reverse Acquisition

On December 14, 2001, UniverCell Holdings, Inc. (formerly known as Hypermedia Inc.) ("Holdings"), a public entity with minimal assets and no operations, acquired all of the outstanding stock of UniverCell Phone Rentals, Inc. by the transfer of 33,000,000 shares of Holdings $.001 par value common stock, representing 84.3% of Holdings outstanding common stock, from the majority stockholder of Holdings to the stockholders of the Company.  In connection with the acquisition, the Company became a wholly-owned subsidiary of Holdings and the Company's sole officer and director replaced all of the officers and directors of Holdings.  In addition, upon execution of the agreement, all of the issued and outstanding shares of preferred stock of Holdings were cancelled.  For accounting purposes, the acquisition has been treated as an acquisition of Holdings by the Company and a recapitalization of the Company.  The Company's financial statements have become the financial statements of Holdings.  For all periods presented, the Company's historical financial statements have been retroactively restated to reflect the 33,000,000 outstanding shares of common stock of Holdings.  Since this transaction is in substance a recapitalization of the Company, and not a business combination, proforma information is not presented.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term investments purchased with a remaining maturity of three months or less to be cash equivalents.

At various time throughout the year the Company had cash deposits at a bank in excess of the maximum amounts insured by the FDIC.

Property and Equipment

Property and equipment are stated at cost (or net bookvalue of certain cellular equipment received from Isralink) less accumulated depreciation. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, principally on a straight line-basis. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments are capitalized.

Advertising Costs

Advertising costs are expensed as incurred.  Total advertising costs charged to expense for the nine months ended September 30, 2001 and year ended December 31, 2000 was $65,684 and $60,081, respectively.

Use of Estimates in the Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Earnings Per Share

The Company adopted the provision of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share".  SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS.  Basic EPS is computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period.  The effect of the recapitalization on the Company has been given retroactive application in the earnings per share calculation.  The Company does not have any outstanding common stock equivalents.  Accordingly, basic and diluted earnings per share are identical.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed as an “S” Corporation under the Internal Revenue Code and similar state statutes. In lieu of corporate income taxes, the stockholders of an “S” Corporation are taxed on their proportionate share of the corporation’s taxable income. Accordingly, no provision or liability for Federal or State income taxes has been included in the financial statements.

As a result of the Reverse Acquisition Transaction, on December 14, 2001, the Company terminated its "S" Corporation tax status and became taxable as a "C" Corporation. If the Company were taxable as a "C" Corporation for all periods presented, pro forma net income and pro forma net income per share for the nine months ended September 30, 2001 and the year ended December 31, 2000 would have been approximately $74,000 and $0.00 to per share and $51,000 and $0.002 per share, respectively.

Concentration of Credit Risk

The Company extends credit to customers which results in accounts receivable arising from its normal business activities.  The Company does not require collateral or other security to support financial instruments subject to credit risk.  The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk of its customers, believes that its accounts receivable credit risk exposure is limited.

New Pronouncements

In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS No. 141"), "Business Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The Company does not believe that the adoption of SFAS No. 141 will have a significant impact on its financial statements.

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS No. 142"), "Goodwill and Other Intangible Assets", which is effective for all fiscal years beginning after December 15, 2001.  SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill. SFAS No. 142 also requires the Company to complete a transitional goodwill impairment test six months from the date of adoption. The Company expects to adopt SFAS No. 142 in January 2002.  The Company does not believe the adoption of SFAS No. 142 will have a significant impact on its financial statements.

Impairment of Long-Lived Assets

The Company reviews long-lived assets held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Revenue Recognition

Revenues consist of charges to customers located in the United States of America for telephone rental charges and cellular airtime usage. Revenues are recognized as services are provided.

NOTE 2 - Property and Equipment

Property and equipment at September 30, 2001 consists of the following:

		Estimated Useful Lives
Cellular equipment	$ 39,666	2 years
Furniture, fixtures and equipment	13,928	7 years

	53,594

Less: accumulated depreciation	(29,698)

Property and Equipment, Net	$ 23,896

Depreciation expense for the nine months ended September 30, 2001 and the year ended December 31, 2000 was $18,327 and $11,371, respectively.

NOTE 3 - Related Party Transactions

In February 2000, the Company entered into an agreement with the majority stockholder providing for an interest free line of credit up to $150,000 expiring February 2002.  The amount outstanding under the agreement at September 30, 2001 was $1,664.

NOTE 4 - Standby Letter of Credit

In February of 2000, the Company issued a Standby Letter of Credit for $35,000 to a major vendor providing for payment in the event the Company defaults on future payments. A restricted Certificate of Deposit held by a bank secures the letter of credit agreement, which expires in February 2002.

NOTE 5 - Commitments and Contingencies

Operating Leases

The Company leases office facilities on a month to month basis. Total rent expense for the nine months ended September 30, 2001 and year ended December 31, 2000 was $10,601 and $6,850, respectively.

NOTE 6 - Concentration of Business Risk

The Company acquired cellular airtime from two foreign vendors for the nine months ended September 30, 2001 and for the year ended December 31, 2000.  In August 2001, the Company's agreement with one of these vendors expired.  However, the Company has continued to acquire airtime from the vendor on a month-to-month basis.  In the event the Company is unable to acquire airtime on favorable terms the result could have a significant impact on the Company’s operations and operating profits.

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(b)

Pro forma financial information

The accompanying financial statements are statements of UniverCell Global Phone Rentals, Inc., which became a wholly-owned subsidiary of UniverCell Holdings, Inc. on December 14, 2001. For accounting purposes the transaction was treated as an acquisition of UniverCell Holdings, Inc. by UniverCell Global Phone Rentals, Inc. and a recapitalization of that corporation as if the 33 million shares issued to shareholders of UniverCell Global Phone Rentals, Inc. in the transaction (representing 84.3% of the outstanding common stock of UniverCell Holdings, Inc.) represented all of the outstanding capital stock of UniverCell Global Phone Rentals, Inc. See Note 1 to the financial statements.

Pro forma financial information will not be required as the historical financial statements of UniverCell Global Phone Rentals, Inc. will become the financial statements of the registrant and the transaction is in substance a recapitalization of UniverCell Phone Rentals, Inc.

(c)

Exhibits

No.

Exhibit

16

Letter from Malone & Bailey, PLLC to the Securities and Exchange Commission dated January 9, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERCELL HOLDINGS, INC.

By:

/s/Sean Fulda

Sean Fulda

President

January 9, 2002

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